INVESTOR FINANCIAL SUPPLEMENT
September 30, 2019

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of November 1, 2019
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A+	A2
	Maxum Casualty Insurance Company	A+	Not Rated "NR"	NR
	Maxum Indemnity Company	A+	NR	NR
	Navigators Insurance Company	A+	A	NR
	Navigators Specialty Insurance Company	A+	A	NR
	Navigators International Insurance Company Ltd.	A	A	NR
	Assurances Continentales – Continentale Verzekeringen NV	NR	A-	NR

- Hartford Fire Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
- Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Maxum Casualty Insurance Company and Maxum Indemnity Company ratings are on stable outlook at A.M. Best
http://www.thehartford.com	- Navigators Insurance Company and Navigators Specialty Insurance Company, are on positive outlook at A.M. Best and on stable outlook at Standard and Poor's
- Navigators International Insurance Co. Ltd. is on stable outlook at A.M. Best and Standard and Poor's
- Assurances Continentales - Continentale Verzekeringen, a Belgium domiciled insurance subsidiary, is on stable outlook at Standard and Poor's

Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa1
Contact:	Commercial paper	AMB-1	A-2	P-2
Susan Spivak Bernstein	Preferred stock	bbb	BBB-	Baa3
Senior Vice President	Junior subordinated debentures	bbb	BBB-	Baa2
Investor Relations
Phone (860) 547-6233

- Hartford Financial Services Group, Inc. senior debt and junior subordinated debentures are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PS G", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7

PROPERTY & CASUALTY	Property & Casualty Income Statements	8
	Property & Casualty Underwriting Ratios and Results	9
	Commercial Lines Income Statements	10
	Commercial Lines Underwriting Ratios	12
	Commercial Lines Supplemental Data	13
	Personal Lines Income Statements	14
	Personal Lines Underwriting Ratios	16
	Personal Lines Supplemental Data	17
	P&C Other Operations Income Statements	19

GROUP BENEFITS	Income Statements	20
	Supplemental Data	21

HARTFORD FUNDS	Income Statements	22
	Asset Value Rollforward - Assets Under Management By Asset Class	23

CORPORATE	Income Statements	24

INVESTMENTS	Investment Earnings Before Tax - Consolidated	25
	Investment Earnings Before Tax - Property & Casualty	26
	Investment Earnings Before Tax - Group Benefits	27
	Net Investment Income	28
	Components of Net Realized Capital Gains (Losses)	29
	Composition of Invested Assets	30
	Invested Asset Exposures	31

APPENDIX	Basis of Presentation and Definitions	32
	Discussion of Non-GAAP and Other Financial Measures	33

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
HIGHLIGHTS
Income from continuing operations, net of tax, available to common stockholders [1]	$524	$372	$625	$190	$427	$434	$428	$1,521	$1,289
Net income	$535	$372	$630	$196	$432	$582	$597	$1,537	$1,611
Net income available to common stockholders	$524	$372	$625	$190	$432	$582	$597	$1,521	$1,611
Core earnings *	$548	$485	$507	$284	$418	$412	$461	$1,540	$1,291
Total revenues	$5,347	$5,092	$4,940	$4,633	$4,842	$4,789	$4,691	$15,379	$14,322
Total assets	$70,256	$69,472	$63,324	$62,307	$61,437	$60,775	$216,666
PER SHARE AND SHARES DATA
Basic earnings per common share
Income from continuing operations, net of tax, available to common stockholders [1]	$1.45	$1.03	$1.74	$0.53	$1.19	$1.21	$1.20	$4.21	$3.60
Net income available to common stockholders	$1.45	$1.03	$1.74	$0.53	$1.20	$1.62	$1.67	$4.21	$4.50
Core earnings*	$1.52	$1.34	$1.41	$0.79	$1.17	$1.15	$1.29	$4.27	$3.61
Diluted earnings per common share
Income from continuing operations, net of tax, available to common stockholders [1]	$1.43	$1.02	$1.71	$0.52	$1.17	$1.19	$1.18	$4.17	$3.54
Net income available to common stockholders	$1.43	$1.02	$1.71	$0.52	$1.19	$1.60	$1.64	$4.17	$4.42
Core earnings*	$1.50	$1.33	$1.39	$0.78	$1.15	$1.13	$1.27	$4.22	$3.55
Weighted average common shares outstanding (basic)	361.4	361.4	360.0	359.1	358.6	358.3	357.5	361.0	358.1
Dilutive effect of stock compensation	4.0	3.2	3.3	3.2	3.6	4.0	4.4	3.4	4.0
Dilutive effect of warrants [2]	—	0.5	1.4	1.7	1.9	1.9	2.0	0.7	2.0
Weighted average common shares outstanding and dilutive potential common shares (diluted)	365.4	365.1	364.7	364.0	364.1	364.2	363.9	365.1	364.1
Common shares outstanding	361.0	361.6	360.9	359.2	358.7	358.4	358.1
Book value per common share	$43.61	$41.37	$38.81	$35.54	$35.49	$35.01	$36.70
Per common share impact of accumulated other comprehensive income [3]	$0.59	$(0.54)	$(2.45)	$(4.40)	$(4.23)	$(3.77)	$(0.67)
Book value per common share (excluding AOCI)*	$43.02	$41.91	$41.26	$39.94	$39.72	$38.78	$37.37
Book value per diluted share	$43.13	$41.00	$38.36	$35.06	$34.95	$34.44	$36.06
Per diluted share impact of AOCI	$0.58	$(0.55)	$(2.43)	$(4.34)	$(4.17)	$(3.71)	$(0.65)
Book value per diluted share (excluding AOCI)*	$42.55	$41.55	$40.79	$39.40	$39.12	$38.15	$36.71
Common shares outstanding and dilutive potential common shares	365.0	364.8	365.1	364.1	364.2	364.3	364.5
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [4]
Net income (loss) available to common stockholders' ROE ("Net income (loss) ROE")	12.0%	11.8%	13.5%	13.7%	(14.0%)	(15.4%)	(19.3)%
Core earnings ROE*	12.3%	11.7%	11.5%	11.6%	10.3%	8.4%	7.8%

[1]	Income from continuing operations, net of tax, available to common stockholders includes the impact of preferred stock dividends.

[2]	On June 26, 2019, the Capital Purchase Program warrants issued in 2009 expired.

[3]
Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

[4]	For reconciliation of Net income (loss) ROE to Core earnings ROE, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Earned premiums	$4,394	$4,166	$3,940	$3,997	$3,987	$3,958	$3,927	$12,500	$11,872
Fee income	330	326	314	319	344	327	323	970	994
Net investment income	490	488	470	457	444	428	451	1,448	1,323
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(1)	—	(4)	(1)	(4)	—	(2)	(5)	(6)
OTTI losses recognized in other comprehensive income	—	—	2	1	3	—	2	2	5
Net OTTI losses recognized in earnings	(1)	—	(2)	—	(1)	—	—	(3)	(1)
Other net realized capital gains (losses)	90	80	165	(172)	39	52	(30)	335	61
Total net realized capital gains (losses)	89	80	163	(172)	38	52	(30)	332	60
Other revenues	44	32	53	32	29	24	20	129	73
Total revenues	5,347	5,092	4,940	4,633	4,842	4,789	4,691	15,379	14,322
Benefits, losses and loss adjustment expenses	2,914	2,934	2,685	2,946	2,786	2,738	2,695	8,533	8,219
Amortization of deferred acquisition costs ("DAC")	437	392	355	350	348	344	342	1,184	1,034
Insurance operating costs and other expenses	1,167	1,141	1,048	1,086	1,091	1,067	1,037	3,356	3,195
Loss on extinguishment of debt [1]	90	—	—	—	—	6	—	90	6
Loss on reinsurance transaction	—	91	—	—	—	—	—	91	—
Interest expense	67	63	64	70	69	79	80	194	228
Amortization of other intangible assets	19	15	13	14	18	18	18	47	54
Total benefits, losses and expenses	4,694	4,636	4,165	4,466	4,312	4,252	4,172	13,495	12,736
Income from continuing operations, before tax	653	456	775	167	530	537	519	1,884	1,586
Income tax expense (benefit)	118	84	145	(29)	103	103	91	347	297
Income from continuing operations, net of tax	535	372	630	196	427	434	428	1,537	1,289
Income from discontinued operations, net of tax	—	—	—	—	5	148	169	—	322
Net income	535	372	630	196	432	582	597	1,537	1,611
Preferred stock dividends [2]	11	—	5	6	—	—	—	16	—
Net income available to common stockholders	524	372	625	190	432	582	597	1,521	1,611
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(88)	(79)	(160)	175	(37)	(50)	30	(327)	(57)
Loss on extinguishment of debt, before tax	90	—	—	—	—	6	—	90	6
Loss on reinsurance transaction, before tax	—	91	—	—	—	—	—	91	—
Integration and transaction costs associated with acquired business, before tax [3]	29	31	10	12	12	11	12	70	35
Change in loss reserves upon acquisition of a business, before tax [4]	—	97	—	—	—	—	—	97	—
Income tax expense (benefit) [5]	(7)	(27)	32	(93)	16	11	(9)	(2)	18
Income from discontinued operations, net of tax	—	—	—	—	(5)	(148)	(169)	—	(322)
Core earnings	$548	$485	$507	$284	$418	$412	$461	$1,540	$1,291

[1]
For the September 30, 2019 periods, amount relates to the redemptions of $265 of 5.75% senior notes that had been assumed in the Navigators Group acquisition and $800 of 5.125% senior notes of The Hartford Financial Services Group, Inc.

[2]
No preferred stock dividends were declared in second quarter 2019. Preferred stock dividends of $5 and $6 were declared on July 18, 2019 and September 12, 2019, respectively, and were recognized in third quarter 2019.

[3]
The three and nine month periods ended September 30, 2019 included Navigators Group acquisition transaction expenses of $1 and $16, respectively, Navigators integration costs of $19 and $26, respectively and integration costs related to the 2017 acquisition of Aetna's group benefits business of $9 and $28, respectively. Periods prior to the second quarter of 2019 represent integration costs related to the 2017 acquisition of Aetna's group benefits business.

[4]
Included in net income for the three months ended June 30, 2019 and nine months ended September 30, 2019 was $68 of prior accident year reserve increases and $29 of current accident year reserve increases upon acquisition of Navigators Group and a review of Navigators Insurers reserves.

[5]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Net income (loss):
Commercial Lines	$336	$191	$363	$253	$289	$372	$298	$890	$959
Personal Lines	94	62	96	(178)	51	6	89	252	146
P&C Other Operations	18	11	23	(16)	9	5	17	52	31
Property & Casualty ("P&C")	448	264	482	59	349	383	404	1,194	1,136
Group Benefits	146	113	118	113	77	96	54	377	227
Hartford Funds	40	38	30	36	41	37	34	108	112
Sub-total	634	415	630	208	467	516	492	1,679	1,475
Corporate [1]	(99)	(43)	—	(12)	(35)	66	105	(142)	136
Net income	535	372	630	196	432	582	597	1,537	1,611
Preferred stock dividends	11	—	5	6	—	—	—	16	—
Net income available to common stockholders	$524	$372	$625	$190	$432	$582	$597	$1,521	$1,611

Core earnings (losses):
Commercial Lines	$303	$304	$274	$337	$265	$341	$302	$881	$908
Personal Lines	87	55	82	(166)	47	2	89	224	138
P&C Other Operations	15	8	16	(15)	8	3	17	39	28
P&C	405	367	372	156	320	346	408	1,144	1,074
Group Benefits	141	115	122	136	102	104	85	378	291
Hartford Funds	39	38	28	38	41	38	34	105	113
Sub-total	585	520	522	330	463	488	527	1,627	1,478
Corporate	(37)	(35)	(15)	(46)	(45)	(76)	(66)	(87)	(187)
Core earnings	$548	$485	$507	$284	$418	$412	$461	$1,540	$1,291

[1]
For the first three quarters of 2018, includes income (loss) from discontinued operations from the life and annuity business sold in May 2018. For the three months ended September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, includes $14, $3, $28, and $6, respectively, of before tax income from the Company's retained 9.7% equity interest in the limited partnership that acquired the life and annuity business sold in May 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE		CONSOLIDATED
	Sept 30 2019	Dec 31 2018	Sept 30 2019	Dec 31 2018	Sept 30 2019	Dec 31 2018	Sept 30 2019	Dec 31 2018	Sept 30 2019	Dec 31 2018
Investments
Fixed maturities, available-for-sale, at fair value	$31,270	$24,763	$10,495	$9,876	$36	$28	$588	$985	$42,389	$35,652
Fixed maturities, at fair value using the fair value option	35	16	4	6	—	—	—	—	39	22
Equity securities, at fair value	1,094	920	76	64	44	51	200	179	1,414	1,214
Mortgage loans	2,636	2,603	1,100	1,101	—	—	—	—	3,736	3,704
Limited partnerships and other alternative investments	1,477	1,458	293	265	—	—	—	—	1,770	1,723
Other investments	135	78	8	10	12	—	147	104	302	192
Short-term investments	1,453	1,081	328	398	204	197	942	2,607	2,927	4,283
Total investments [1]	38,100	30,919	12,304	11,720	296	276	1,877	3,875	52,577	46,790
Cash	162	88	37	12	6	7	2	5	207	112
Restricted cash	79	3	4	6	—	—	—	—	83	9
Premiums receivable and agents’ balances	4,104	3,565	476	430	—	—	—	—	4,580	3,995
Reinsurance recoverables [2]	4,766	3,774	244	251	—	—	323	332	5,333	4,357
DAC	714	612	51	52	7	6	—	—	772	670
Deferred income taxes	(219)	180	(190)	(26)	7	7	778	1,087	376	1,248
Goodwill	780	157	723	723	181	180	229	230	1,913	1,290
Property and equipment, net	1,018	826	90	101	14	—	72	79	1,194	1,006
Other intangible assets	587	87	529	559	10	11	—	—	1,126	657
Other assets	1,169	1,013	284	286	88	96	554	778	2,095	2,173
Total assets	$51,260	$41,224	$14,552	$14,114	$609	$583	$3,835	$6,386	$70,256	$62,307
Unpaid losses and loss adjustment expenses	$27,897	$24,584	$8,291	$8,445	$—	$—	$—	$—	$36,188	$33,029
Reserves for future policy benefits [2]	—	—	414	427	—	—	231	215	645	642
Other policyholder funds and benefits payable [2]	—	—	464	455	—	—	300	312	764	767
Unearned premiums	6,775	5,239	45	43	—	—	—	—	6,820	5,282
Debt	—	—	—	—	—	—	4,846	4,678	4,846	4,678
Other liabilities	2,244	1,930	386	516	207	203	2,078	2,159	4,915	4,808
Total liabilities	36,916	31,753	9,600	9,886	207	203	7,455	7,364	54,178	49,206
Common stockholders' equity, excluding AOCI	13,089	9,389	4,460	4,303	402	380	(2,421)	274	15,530	14,346
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	1,255	82	492	(75)	—	—	(1,533)	(1,586)	214	(1,579)
Total stockholders' equity	14,344	9,471	4,952	4,228	402	380	(3,620)	(978)	16,078	13,101
Total liabilities and equity	$51,260	$41,224	$14,552	$14,114	$609	$583	$3,835	$6,386	$70,256	$62,307

[1]
Corporate includes fixed maturities, cash, and short-term investments of $1.3 billion and $3.4 billion as of September 30, 2019 and December 31, 2018, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company (HLA) that support reserves for run-off structured settlement and terminal funding agreement liabilities.

[2]	Corporate includes reserves and reinsurance recoverables for run-off structured settlement and terminal funding agreement liabilities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
DEBT
Short-term debt	$500	$500	$499	$413	$413	$413	$413
Senior notes	3,257	2,961	2,678	3,176	3,174	3,173	3,172
Junior subordinated debentures	1,089	1,089	1,089	1,089	1,089	1,089	1,583
Total debt	$4,846	$4,550	$4,266	$4,678	$4,676	$4,675	$5,168
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$15,530	$15,156	$14,891	$14,346	$14,248	$13,899	$13,382
Preferred stock	334	334	334	334	—	—	—
AOCI	214	(198)	(885)	(1,579)	(1,519)	(1,353)	(239)
Total stockholders’ equity	$16,078	$15,292	$14,340	$13,101	$12,729	$12,546	$13,143
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$20,924	$19,842	$18,606	$17,779	$17,405	$17,221	$18,311
Total capitalization, excluding AOCI, net of tax	$20,710	$20,040	$19,491	$19,358	$18,924	$18,574	$18,550
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	23.2%	22.9%	22.9%	26.3%	26.9%	27.1%	28.2%
Total debt to capitalization, excluding AOCI	23.4%	22.7%	21.9%	24.2%	24.7%	25.2%	27.9%
Total debt and preferred stock to capitalization, including AOCI	24.8%	24.6%	24.7%	28.2%	26.9%	27.1%	28.2%
Total debt and preferred stock to capitalization, excluding AOCI	25.0%	24.4%	23.6%	25.9%	24.7%	25.2%	27.9%
Total rating agency adjusted debt to capitalization [1] [2]	26.6%	26.6%	25.7%	29.2%	29.4%	29.7%	29.9%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	9.7:1	10.1:1	11.9:1	6.4:1	7.6:1	7.4:1	7.1:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability, the Company's rental expense on operating leases and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $1.1 billion and $1.0 billion as of September 30, 2019 and 2018, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.

[3]
Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
SEPTEMBER 30, 2019

	P&C	GROUP BENEFITS
U.S. statutory net income [1][5]	$1,129	$359
U.S. statutory capital [2][5]	$9,756	$2,566
U.S. GAAP adjustments:
DAC	784	51
Non-admitted deferred tax assets [3]	158	172
Deferred taxes [4]	(933)	(509)
Goodwill	119	723
Other intangible assets	79	529
Non-admitted assets other than deferred taxes	678	135
Asset valuation and interest maintenance reserve	—	231
Benefit reserves	(56)	(37)
Unrealized gains on investments	1,553	679
Other, net	1,015	412
U.S. GAAP stockholders’ equity of U.S. insurance entities [5]	13,153	4,952
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,191	—
Total U.S. GAAP stockholders’ equity	$14,344	$4,952

[1]	Statutory net income is for the nine months ended September 30, 2019.

[2]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[3]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[4]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

[5]	Excludes insurance operations in the U.K. and continental Europe.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Fixed maturities net unrealized gain	$1,768	$1,367	$703	$24	$40	$211	$1,349
OTTI losses recognized in AOCI	(3)	(3)	(3)	(4)	(4)	(3)	(5)
Net gains (losses) on cash flow hedging instruments	17	11	—	(5)	(17)	(12)	(24)
Total net unrealized gain	$1,782	$1,375	$700	$15	$19	$196	$1,320
Foreign currency translation adjustments	30	34	31	30	34	33	32
Pension and other postretirement plan adjustments	(1,598)	(1,607)	(1,616)	(1,624)	(1,572)	(1,582)	(1,591)
Total AOCI	$214	$(198)	$(885)	$(1,579)	$(1,519)	$(1,353)	$(239)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Written premiums	$3,057	$2,902	$2,720	$2,554	$2,605	$2,591	$2,658	$8,679	$7,854
Change in unearned premium reserve	4	114	144	(87)	(29)	(10)	88	262	49
Earned premiums	3,053	2,788	2,576	2,641	2,634	2,601	2,570	8,417	7,805
Fee income	17	19	18	18	19	18	19	54	56
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,867	1,696	1,537	1,595	1,620	1,534	1,537	5,100	4,691
Current accident year catastrophes	106	138	104	361	169	188	103	348	460
Prior accident year development [1]	(47)	35	(11)	(28)	(60)	(47)	(32)	(23)	(139)
Total losses and loss adjustment expenses	1,926	1,869	1,630	1,928	1,729	1,675	1,608	5,425	5,012
Amortization of DAC	420	375	339	334	332	329	328	1,134	989
Underwriting expenses	567	550	495	516	511	495	470	1,612	1,476
Amortization of other intangible assets	8	4	3	2	3	2	1	15	6
Dividends to policyholders	12	6	6	5	8	6	4	24	18
Underwriting gain (loss)* [2]	137	3	121	(126)	70	112	178	261	360
Net investment income	358	348	323	308	311	301	322	1,029	934
Net realized capital gains (losses)	73	66	143	(132)	37	50	(9)	282	78
Loss on reinsurance transaction	—	(91)	—	—	—	—	—	(91)	—
Net servicing and other income (expense)	(14)	(2)	2	(1)	7	3	5	(14)	15
Income before income taxes	554	324	589	49	425	466	496	1,467	1,387
Income tax expense (benefit)	106	60	107	(10)	76	83	92	273	251
Net income	448	264	482	59	349	383	404	1,194	1,136
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(72)	(65)	(140)	134	(36)	(49)	8	(277)	(77)
Loss on reinsurance transaction, before tax	—	91	—	—	—	—	—	91	—
Integration costs, before tax	19	6	1	—	—	—	—	26	—
Change in loss reserves upon acquisition of a business, before tax [1]	—	97	—	—	—	—	—	97	—
Income tax expense (benefit) [3]	10	(26)	29	(37)	7	12	(4)	13	15
Core earnings	$405	$367	$372	$156	$320	$346	$408	$1,144	$1,074
ROE
Net income available to common stockholders [4]	12.0%	11.6%	15.2%	15.1%	15.5%	12.7%	11.9%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(1.6%)	(1.2%)	(1.2%)	0.8%	(1.7%)	(1.4%)	(1.4)%
Loss on reinsurance transaction, before tax	1.0%	1.0%	—%	—%	—%	—%
Integration and transaction costs associated with an acquired business, before tax	0.3%	0.1%	—%	—%	—%	—%	—%
Changes in loss reserves upon acquisition of a business, before tax [1]	1.1%	1.1%	—%	—%	—%	—%
Income tax expense (benefit) [3]	(0.3%)	(0.3%)	0.1%	(0.3%)	1.2%	1.2%	1.2%
Impact of AOCI, excluded from core earnings ROE	0.8%	0.6%	0.7%	0.7%	0.5%	0.5%	0.6%
Core earnings [4]	13.3%	12.9%	14.8%	16.3%	15.5%	13.0%	12.3%

[1]	See [4] on page 2 for impact of Navigators Group acquisition.

[2]	Excluding the non-core change in loss reserves upon acquisition of Navigators Group of $97, the underwriting gain for the nine months ended September 30, 2019 was $358.

[3]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

[4]
Net income available to common stockholders ROE and Core earnings ROE assume a portion of debt and interest expense and preferred stock and preferred stock dividends accounted for within Corporate are allocated to Property & Casualty. For further information, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
UNDERWRITING GAIN (LOSS)	137	3	121	(126)	70	112	178	261	360
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	61.2	60.8	59.7	60.4	61.5	59.0	59.8	60.6	60.1
Current accident year catastrophes	3.5	4.9	4.0	13.7	6.4	7.2	4.0	4.1	5.9
Prior accident year development [2][4]	(1.5)	1.3	(0.4)	(1.1)	(2.3)	(1.8)	(1.2)	(0.3)	(1.8)
Total losses and loss adjustment expenses	63.1	67.0	63.3	73.0	65.6	64.4	62.6	64.5	64.2
Expenses [3]	32.0	32.6	31.8	31.6	31.4	31.1	30.4	32.2	30.9
Policyholder dividends	0.4	0.2	0.2	0.2	0.3	0.2	0.2	0.3	0.2
Combined ratio	95.5	99.9	95.3	104.8	97.3	95.7	93.1	96.9	95.4
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development [2]	(2.0)	(6.2)	(3.6)	(12.6)	(4.1)	(5.4)	(2.8)	(3.8)	(4.1)
Current accident year change in loss reserves upon acquisition of a business	—	(1.1)	—	—	—	—	—	(0.4)	—
Underlying combined ratio *	93.6	92.6	91.7	92.2	93.2	90.3	90.3	92.7	91.3

[1]	The three months ended June 30, 2019 and nine months ended September 30, 2019 include an increase in loss reserves of $29 upon acquisition of Navigators Group (see [4] on page 2).

[2]	The three months ended June 30, 2019 and nine months ended September 30, 2019 include an increase in loss reserves of $68 upon acquisition of Navigators Group (see [4] on page 2).

[3]	Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

[4]	The following table summarizes unfavorable (favorable) prior accident year development.

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Auto liability - Commercial Lines	$25	$2	$—	$—	$(5)	$(5)	$(5)	$27	$(15)
Auto liability - Personal Lines	(23)	—	(5)	(8)	(10)	—	—	(28)	(10)
Homeowners	(1)	—	1	(5)	(7)	(1)	(12)	—	(20)
Marine	(2)	10	—	—	—	—		8	—
Professional liability	(1)	33	—	—	(20)	6	2	32	(12)
Package business	(23)	(14)	5	(10)	(9)	(15)	8	(32)	(16)
General liability	19	37	6	20	4	20	8	62	32
Bond	(2)	—	—	2	—	—	—	(2)	—
Assumed Reinsurance	—	3	—	—	—	—	—	3	—
Commercial property	(1)	(13)	(2)	(2)	2	1	(13)	(16)	(10)
Workers’ compensation	(40)	(30)	(20)	(67)	(24)	(48)	(25)	(90)	(97)
Workers' compensation discount accretion	8	9	8	10	10	10	10	25	30
Catastrophes	(5)	(14)	(8)	(2)	(13)	(31)	(3)	(27)	(47)
Uncollectible reinsurance	—	—	—	—	11	11	—	—	22
Other reserve re-estimates	(1)	12	4	34	1	5	(2)	15	4
Total prior accident year development [1]	$(47)	$35	$(11)	$(28)	$(60)	$(47)	$(32)	$(23)	$(139)

[1]
The prior accident year reserve increase of $68 related to the Navigators Group acquisition for the three months ended June 30, 2019 and nine months ended September 30, 2019 (see [4] on page 2) represented increases of $34 for general liability, $25 for professional liability, $10 for marine, $3 for assumed reinsurance and $2 for commercial auto liability, partially offset by a reserve decrease of $6 for commercial property.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Written premiums	$2,235	$2,078	$1,949	$1,800	$1,751	$1,734	$1,851	$6,262	$5,336
Change in unearned premium reserve	(15)	91	172	(6)	(34)	(11)	140	248	95
Earned premiums	2,250	1,987	1,777	1,806	1,785	1,745	1,711	6,014	5,241
Fee income	8	9	9	8	9	8	9	26	26
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,336	1,179	1,037	1,034	1,055	977	971	3,552	3,003
Current accident year catastrophes	74	90	70	37	95	74	69	234	238
Prior accident year development [1] [2]	(19)	22	(10)	(55)	(53)	(73)	(19)	(7)	(145)
Total losses and loss adjustment expenses	1,391	1,291	1,097	1,016	1,097	978	1,021	3,779	3,096
Amortization of DAC	356	310	274	268	264	259	257	940	780
Underwriting expenses	410	392	337	356	353	336	324	1,139	1,013
Amortization of other intangible assets	7	2	2	1	2	1	—	11	3
Dividends to policyholders	12	6	6	5	8	6	4	24	18
Underwriting gain (loss) [3]	82	(5)	70	168	70	173	114	147	357
Net servicing income (loss)	2	2	(1)	2	(1)	1	—	3	—
Net investment income	291	281	259	247	250	242	258	831	750
Net realized capital gains (losses)	60	54	115	(106)	29	42	(8)	229	63
Loss on reinsurance transaction	—	(91)	—	—	—	—	—	(91)	—
Other income (expense)	(20)	(6)	(1)	(3)	2	(3)	2	(27)	1
Income before income taxes	415	235	442	308	350	455	366	1,092	1,171
Income tax expense	79	44	79	55	61	83	68	202	212
Net income	336	191	363	253	289	372	298	890	959
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(59)	(54)	(113)	108	(28)	(40)	6	(226)	(62)
Integration costs, before tax [4]	19	6	1	—	—	—		26	—
Change in loss reserves upon acquisition of a business, before tax [1]	—	97	—	—	—	—		97	—
Loss on reinsurance transaction, before tax	—	91	—	—	—	—		91	—
Income tax expense (benefit) [5]	7	(27)	23	(24)	4	9	(2)	3	11
Core earnings	$303	$304	$274	$337	$265	$341	$302	$881	$908

[1]	See [4] on page 2 for impact related to Navigators Group acquisition.

[2]	For further information, see Commercial Lines Income Statements (continued), page 11.

[3]	Excluding the non-core change in loss reserves upon acquisition of Navigators Group of $97, underwriting gain for the nine months ended September 30, 2019 was $244.

[4]	The three and nine month periods ended September 30, 2019 included Navigators Group integration costs.

[5]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Auto liability	$25	$2	$—	$—	$(5)	$(5)	$(5)	$27	$(15)
Professional liability	(1)	33	—	—	(20)	6	2	32	(12)
Package business	(23)	(14)	5	(10)	(9)	(15)	8	(32)	(16)
General liability	19	37	6	20	4	20	8	62	32
Marine	(2)	10	—	—	—	—		8	—
Bond	(2)	—	—	2	—	—	—	(2)	—
Assumed Reinsurance	—	3	—	—	—	—		3	—
Commercial property	(1)	(13)	(2)	(2)	2	1	(13)	(16)	(10)
Workers’ compensation	(40)	(30)	(20)	(67)	(24)	(48)	(25)	(90)	(97)
Workers' compensation discount accretion	8	9	8	10	10	10	10	25	30
Catastrophes	(5)	(16)	(12)	(4)	(11)	(44)	(8)	(33)	(63)
Uncollectible reinsurance	—	—	—	—	—	—	—	—	—
Other reserve re-estimates	3	1	5	(4)	—	2	4	9	6
Total prior accident year development	$(19)	$22	$(10)	$(55)	$(53)	$(73)	$(19)	$(7)	$(145)
Change in loss reserves upon acquisition of Navigators [1]	—	68	—	—	—	—	—	68	—
Prior accident year development excluding increase in Navigators reserves	$(19)	$(46)	$(10)	$(55)	$(53)	$(73)	$(19)	$(75)	$(145)

[1]
The prior accident year reserve increase of $68 related to the Navigators Group acquisition for the three months ended June 30, 2019 (see [4] on page 2) represented increases of $34 for general liability, $25 for professional liability, $10 for marine, $3 for assumed reinsurance and $2 for commercial auto liability, partially offset by a reserve decrease of $6 for commercial property.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
UNDERWRITING GAIN	$82	$(5)	$70	$168	$70	$173	$114	$147	$357
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	59.4	59.3	58.4	57.3	59.1	56.0	56.8	59.1	57.3
Current accident year catastrophes	3.3	4.5	3.9	2.0	5.3	4.2	4.0	3.9	4.5
Prior accident year development	(0.8)	1.1	(0.6)	(3.0)	(3.0)	(4.2)	(1.1)	(0.1)	(2.8)
Total losses and loss adjustment expenses	61.8	65.0	61.7	56.3	61.5	56.0	59.7	62.8	59.1
Expenses [1]	34.0	35.0	34.0	34.2	34.2	33.7	33.4	34.3	33.8
Policyholder dividends	0.5	0.3	0.3	0.3	0.4	0.3	0.2	0.4	0.3
Combined ratio	96.4	100.3	96.1	90.7	96.1	90.1	93.3	97.6	93.2
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(2.5)	(5.6)	(3.3)	1.0	(2.3)	—	2.9	(3.8)	(1.7)
Current accident year change in loss reserves upon acquisition of a business	—	(1.5)	—	—	—	—	—	(0.5)	—
Underlying combined ratio	93.9	93.2	92.7	91.7	93.7	90.0	90.4	93.3	91.4

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	86.6	89.2	92.4	83.4	88.3	85.6	88.9	89.4	87.6
Current accident year catastrophes	1.9	5.6	3.4	2.1	2.7	5.5	3.5	3.6	3.9
Prior accident year development	(3.2)	(4.3)	0.1	(4.7)	(2.8)	(5.1)	(2.0)	(2.5)	(3.3)
Underlying combined ratio	87.9	87.8	88.9	86.0	88.4	85.2	87.5	88.2	87.0
MIDDLE & LARGE COMMERCIAL
Combined ratio	107.3	105.8	103.0	99.0	111.7	97.8	100.7	105.4	103.5
Current accident year catastrophes	5.4	4.1	5.0	0.9	10.0	3.3	5.9	4.9	6.4
Prior accident year development	2.4	0.7	(0.2)	(1.8)	0.4	(2.6)	(0.2)	1.0	(0.8)
Underlying combined ratio	99.6	100.9	98.1	99.9	101.2	97.1	95.0	99.6	97.9
GLOBAL SPECIALTY
Combined ratio	97.9	120.4	85.7	95.4	69.6	92.1	86.1	103.1	82.6
Current accident year catastrophes	2.9	2.3	2.3	6.7	0.4	0.2	—	2.6	0.2
Prior accident year development	(1.1)	18.2	(5.9)	0.4	(20.6)	3.8	—	4.2	(5.6)
Current accident year change in loss reserves upon acquisition of a business	—	9.1	—	—	—	—	—	2.9	—
Underlying combined ratio	96.2	90.7	89.4	88.4	89.8	88.1	86.1	93.4	88.0
[1] Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
WRITTEN PREMIUMS
Small Commercial	$897	$960	$1,010	$889	$898	$906	$978	$2,867	$2,782
Middle & Large Commercial	768	757	757	742	686	657	716	2,282	2,059
Middle Market [1]	675	673	641	653	605	569	600	1,989	1,774
National Accounts and Other	93	84	116	89	81	88	116	293	285
Global Specialty	559	353	171	156	155	161	145	1,083	461
U.S. [2]	376	274	171	156	155	161	145	821	461
International [3]	115	43	—	—	—	—	—	158	—
Global Re [4]	68	36	—	—	—	—	—	104	—
Other	11	8	11	13	12	10	12	30	34
Total	$2,235	$2,078	$1,949	$1,800	$1,751	$1,734	$1,851	$6,262	$5,336
EARNED PREMIUMS
Small Commercial	$936	$933	$910	$930	$920	$907	$894	$2,779	$2,721
Middle & Large Commercial	765	729	703	710	702	675	659	2,197	2,036
Middle Market [1]	674	637	608	610	598	580	564	1,919	1,742
National Accounts and Other	91	92	95	100	104	95	95	278	294
Global Specialty	538	314	153	156	151	152	146	1,005	449
U.S. [2]	362	241	153	156	151	152	146	756	449
International [3]	101	44	—	—	—	—	—	145	—
Global Re [4]	75	29	—	—	—	—	—	104	—
Other	11	11	11	10	12	11	12	33	35
Total	$2,250	$1,987	$1,777	$1,806	$1,785	$1,745	$1,711	$6,014	$5,241

U.S. STANDARD COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION [5]
New Business Premium
Small Commercial	$150	$183	$175	$157	$145	$142	$156	$508	$443
Middle Market	$146	$177	$140	$136	$131	$135	$138	$463	$404
Renewal Price Increases [6]
Standard Commercial Lines - Written	2.8%	2.4%	1.7%	1.7%	1.9%	3.1%	2.8%	2.3%	2.6%
Standard Commercial Lines - Earned	2.2%	2.1%	2.4%	2.6%	3.0%	3.3%	3.3%	2.2%	3.2%
Policy Count Retention [6]
Small Commercial	83%	83%	84%	83%	83%	82%	82%	83%	82%
Middle Market	83%	81%	81%	79%	78%	77%	78%	82%	78%
Policies in Force (in thousands) [6]
Small Commercial	1,294	1,291	1,280	1,271	1,264	1,259	1,258
Middle Market	64	64	64	64	64	65	65

[1]
The three months ended September 30, 2019 and June 30, 2019, included $32 and $12 of written premium, respectively, and $25 and $9 of earned premium, respectively, related to the business from Navigators Group

[2]
The three months ended September 30, 2019 and June 30, 2019, included $208 and $99 of written premium, respectively, and $198 and $80 of earned premium, respectively, related to the business from Navigators Group.

[3]	International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.

[4]	Global Re includes accident and health and other assumed premiums previously written by Navigators Re.

[5]	Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines.

[6]	Excludes certain risk classes of higher hazard general liability in middle market.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Written premiums	$822	$824	$771	$758	$854	$857	$807	$2,417	$2,518
Change in unearned premium reserve	19	23	(28)	(77)	5	1	(52)	14	(46)
Earned premiums	803	801	799	835	849	856	859	2,403	2,564
Fee income	9	10	9	10	10	10	10	28	30
Losses and loss adjustment expenses
Current accident year before catastrophes	531	517	500	561	565	557	566	1,548	1,688
Current accident year catastrophes	32	48	34	324	74	114	34	114	222
Prior accident year development [1]	(28)	4	(1)	(11)	(18)	10	(13)	(25)	(21)
Total losses and loss adjustment expenses	535	569	533	874	621	681	587	1,637	1,889
Amortization of DAC	64	65	65	66	68	70	71	194	209
Underwriting expenses	154	155	155	157	155	156	143	464	454
Amortization of other intangible assets	1	2	1	1	1	1	1	4	3
Underwriting gain (loss)	58	20	54	(253)	14	(42)	67	132	39
Net servicing income	4	4	3	3	5	4	4	11	13
Net investment income	46	46	42	39	39	37	40	134	116
Net realized capital gains (losses)	9	8	19	(17)	5	5	—	36	10
Other income (expense)	—	(2)	1	(2)	1	1	(1)	(1)	1
Income (loss) before income taxes	117	76	119	(230)	64	5	110	312	179
Income tax expense (benefit)	23	14	23	(52)	13	(1)	21	60	33
Net income (loss)	94	62	96	(178)	51	6	89	252	146
Adjustments to reconcile net income (loss) to core earnings (losses):
Net realized capital losses (gains), excluded from core earnings, before tax	(9)	(8)	(18)	17	(5)	(6)	1	(35)	(10)
Income tax expense (benefit) [2]	2	1	4	(5)	1	2	(1)	7	2
Core earnings (losses)	$87	$55	$82	$(166)	$47	$2	$89	$224	$138

[1]	For further information, see Personal Lines Income Statements (continued), page 15.

[2]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Auto liability	$(23)	$—	$(5)	$(8)	$(10)	$—	$—	$(28)	$(10)
Homeowners	(1)	—	1	(5)	(7)	(1)	(12)	—	(20)
Catastrophes	—	2	4	2	(2)	13	5	6	16
Other reserve re-estimates, net	(4)	2	(1)	—	1	(2)	(6)	(3)	(7)
Total prior accident year development	$(28)	$4	$(1)	$(11)	$(18)	$10	$(13)	$(25)	$(21)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
UNDERWRITING GAIN (LOSS)	$58	$20	$54	$(253)	$14	$(42)	$67	$132	$39
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	66.1	64.5	62.6	67.2	66.5	65.1	65.9	64.4	65.8
Current accident year catastrophes	4.0	6.0	4.3	38.8	8.7	13.3	4.0	4.7	8.7
Prior accident year development	(3.5)	0.5	(0.1)	(1.3)	(2.1)	1.2	(1.5)	(1.0)	(0.8)
Total losses and loss adjustment expenses	66.6	71.0	66.7	104.7	73.1	79.6	68.3	68.1	73.7
Expenses	26.2	26.5	26.5	25.6	25.2	25.4	23.9	26.4	24.8
Combined ratio	92.8	97.5	93.2	130.3	98.4	104.9	92.2	94.5	98.5
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(0.5)	(6.5)	(4.2)	(37.5)	(6.6)	(14.5)	(2.5)	(3.7)	(7.9)
Underlying combined ratio	92.3	91.0	89.1	92.8	91.8	90.4	89.8	90.8	90.6
PRODUCT
Automobile
Combined ratio	95.7	97.2	93.1	102.9	98.9	99.7	93.1	95.3	97.2
Current accident year catastrophes	1.2	0.9	0.6	0.9	2.0	3.4	0.5	0.9	2.0
Prior accident year development	(4.2)	(0.5)	(1.1)	(1.5)	(1.7)	(0.2)	(1.6)	(1.9)	(1.2)
Underlying combined ratio	98.8	96.7	93.6	103.6	98.5	96.5	94.2	96.4	96.4
Homeowners
Combined ratio	86.5	99.3	93.1	194.3	96.9	117.8	89.8	93.0	101.5
Current accident year catastrophes	10.6	17.6	12.7	126.5	23.6	36.4	12.0	13.6	24.0
Prior accident year development	(0.7)	2.6	2.1	(0.9)	(3.0)	5.0	(1.1)	1.3	0.3
Underlying combined ratio	76.6	79.2	78.4	68.7	76.3	76.4	78.9	78.1	77.2

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$690	$692	$643	$615	$706	$704	$654	$2,025	$2,064
AARP Agency	59	60	62	63	64	67	67	181	198
Other Agency	64	63	58	71	73	77	77	185	227
Other	9	9	8	9	11	9	9	26	29
Total	$822	$824	$771	$758	$854	$857	$807	$2,417	$2,518
EARNED PREMIUMS
AARP Direct	$667	$663	$657	$681	$687	$684	$681	$1,987	$2,052
AARP Agency	62	63	65	68	71	74	77	190	222
Other Agency	64	66	68	75	83	86	92	198	261
Other	10	9	9	11	8	12	9	28	29
Total	$803	$801	$799	$835	$849	$856	$859	$2,403	$2,564
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$562	$564	$555	$523	$583	$586	$581	$1,681	$1,750
Homeowners	260	260	216	235	271	271	226	736	768
Total	$822	$824	$771	$758	$854	$857	$807	$2,417	$2,518
EARNED PREMIUMS
Automobile	$558	$557	$555	$582	$591	$596	$600	$1,670	$1,787
Homeowners	245	244	244	253	258	260	259	733	777
Total	$803	$801	$799	$835	$849	$856	$859	$2,403	$2,564

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$58	$59	$56	$43	$47	$42	$37	$173	$126
Homeowners	$21	$20	$16	$14	$12	$11	$9	$57	$32
Renewal Written Price Increases
Automobile	4.1%	4.8%	5.5%	5.1%	6.0%	8.1%	9.5%	4.8%	7.9%
Homeowners	5.9%	7.0%	7.9%	9.1%	9.9%	10.4%	9.4%	6.9%	9.9%
Renewal Earned Price Increases
Automobile	5.1%	5.6%	6.5%	7.8%	9.2%	10.4%	10.7%	5.8%	10.1%
Homeowners	8.0%	8.9%	9.6%	9.7%	9.6%	9.2%	8.9%	8.8%	9.2%
Policy Count Retention
Automobile	85%	85%	85%	83%	83%	82%	80%	85%	82%
Homeowners	86%	85%	84%	84%	83%	84%	82%	85%	83%
Premium Retention
Automobile	87%	87%	87%	84%	85%	86%	85%	87%	85%
Homeowners	90%	90%	89%	90%	90%	91%	89%	90%	90%
Policies in Force (in thousands)
Automobile	1,445	1,465	1,485	1,510	1,547	1,589	1,641
Homeowners	893	903	913	927	948	978	1,008

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Losses and loss adjustment expenses
Prior accident year development	$—	$9	$—	$38	$11	$16	$—	$9	$27
Total losses and loss adjustment expenses	—	9	—	38	11	16	—	9	27
Underwriting expenses	3	3	3	3	3	3	3	9	9
Underwriting loss	(3)	(12)	(3)	(41)	(14)	(19)	(3)	(18)	(36)
Net investment income	21	21	22	22	22	22	24	64	68
Net realized capital gains (losses)	4	4	9	(9)	3	3	(1)	17	5
Other expense	—	—	—	(1)	—	—	—	—	—
Income (loss) before income taxes	22	13	28	(29)	11	6	20	63	37
Income tax expense (benefit)	4	2	5	(13)	2	1	3	11	6
Net income (loss)	18	11	23	(16)	9	5	17	52	31
Adjustments to reconcile net income to core earnings (losses):
Net realized capital losses (gains), excluded from core earnings, before tax	(4)	(3)	(9)	9	(3)	(3)	1	(16)	(5)
Income tax expense (benefit) [1]	1	—	2	(8)	2	1	(1)	3	2
Core earnings (losses)	$15	$8	$16	$(15)	$8	$3	$17	$39	$28

[1]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Earned premiums	$1,337	$1,377	$1,364	$1,356	$1,353	$1,357	$1,357	$4,078	$4,067
Fee income	45	45	45	44	43	44	44	135	131
Net investment income	121	121	121	121	117	115	121	363	353
Net realized capital gains (losses)	14	7	5	(21)	(3)	2	(25)	26	(26)
Total revenues	1,517	1,550	1,535	1,500	1,510	1,518	1,497	4,602	4,525
Benefits, losses and loss adjustment expenses	983	1,062	1,053	1,016	1,054	1,059	1,085	3,098	3,198
Amortization of DAC	14	14	13	12	12	11	10	41	33
Insurance operating costs and other expenses	329	324	315	325	319	317	321	968	957
Amortization of other intangible assets	10	11	10	12	15	16	17	31	48
Total benefits, losses and expenses	1,336	1,411	1,391	1,365	1,400	1,403	1,433	4,138	4,236
Income before income taxes	181	139	144	135	110	115	64	464	289
Income tax expense	35	26	26	22	33	19	10	87	62
Net income	146	113	118	113	77	96	54	377	227
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(15)	(6)	(5)	22	3	—	26	(26)	29
Integration and transaction costs associated with acquired business, before tax	9	10	9	12	12	11	12	28	35
Income tax expense (benefit) [1]	1	(2)	—	(11)	10	(3)	(7)	(1)	—
Core earnings	$141	$115	$122	$136	$102	$104	$85	$378	$291
Margin
Net income margin	9.6%	7.3%	7.7%	7.5%	5.1%	6.3%	3.6%	8.2%	5.0%
Core earnings margin*	9.4%	7.5%	8.0%	8.9%	6.7%	6.9%	5.6%	8.3%	6.4%
ROE
Net income available to common stockholders [2]	12.9%	11.2%	11.1%	9.3%	12.0%	11.9%	10.9%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses, excluded from core earnings, before tax	(0.1%)	0.4%	0.6%	1.7%	1.0%	0.6%	0.1%
Integration and transaction costs associated with acquired business, before tax	1.2%	1.3%	1.4%	1.5%	2.1%	1.6%	1.2%
Income tax benefit [1]	(0.4%)	(0.1%)	(0.1%)	(0.4%)	(2.2%)	(2.6%)	(2.3)%
Impact of AOCI, excluded from core earnings ROE	0.7%	0.5%	0.3%	0.2%	0.2%	0.4%	0.4%
Core earnings [2]	14.3%	13.3%	13.3%	12.3%	13.1%	11.9%	10.3%

[1]
Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings, though for the three and nine months ended September 30, 2018, also included $14 of income tax expense that was primarily driven by the effect of the lower corporate income tax rate on deferred taxes due to the filing of the Company's 2017 federal income tax return and completion of the Aetna group benefits acquisition.

[2]
Net income ROE and core earnings ROE assume a portion of debt and interest expense and preferred stock and preferred stock dividends accounted for within Corporate are allocated to Group Benefits. For further information, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
PREMIUMS
Fully insured ongoing premiums
Group disability	$652	$679	$659	$651	$641	$642	$633	$1,990	$1,916
Group life	621	633	641	643	652	651	664	1,895	1,967
Other [1]	64	61	62	62	60	59	60	187	179
Total fully insured ongoing premiums	1,337	1,373	1,362	1,356	1,353	1,352	1,357	4,072	4,062
Total buyouts [2]	—	4	2	—	—	5	—	6	5
Total premiums	$1,337	$1,377	$1,364	$1,356	$1,353	$1,357	$1,357	$4,078	$4,067
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$29	$48	$219	$37	$48	$47	$260	$296	$355
Group life	30	43	143	21	47	34	160	216	241
Other [1]	15	8	45	3	9	4	34	68	47
Total fully insured ongoing sales	74	99	407	61	104	85	454	580	643
Total buyouts [2]	—	4	2	—	—	5	—	6	5
Total sales	$74	$103	$409	$61	$104	$90	$454	$586	$648
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	64.4%	72.9%	69.6%	67.5%	75.9%	74.3%	74.9%	69.0%	75.0%
Group life loss ratio	80.8%	77.8%	81.3%	78.8%	76.6%	77.4%	80.9%	80.0%	78.3%
Total loss ratio	71.1%	74.6%	74.7%	72.6%	75.5%	75.5%	77.4%	73.5%	76.2%
Expense ratio [3]	24.9%	23.9%	23.4%	24.1%	23.9%	23.9%	24.0%	24.1%	23.9%

[1]	Includes other group coverages such as retiree health insurance, critical illness, accident, hospital indemnity and participant accident coverages.

[2]	Takeover of open claim liabilities and other non-recurring premium amounts.

[3]	Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Investment management fees	$183	$180	$171	$174	$188	$182	$181	$534	$551
Shareholder servicing fees	22	21	21	21	23	22	21	64	66
Other revenue	50	52	48	53	57	58	57	150	172
Net realized capital gains (losses)	1	—	2	(3)	—	(1)	—	3	(1)
Total revenues	256	253	242	245	268	261	259	751	788
Sub-advisory expense	67	65	62	64	69	66	66	194	201
Employee compensation and benefits	26	28	32	29	28	27	29	86	84
Distribution and service	84	84	81	82	91	91	91	249	273
General, administrative and other	28	29	30	25	28	31	30	87	89
Total expenses	205	206	205	200	216	215	216	616	647
Income before income taxes	51	47	37	45	52	46	43	135	141
Income tax expense	11	9	7	9	11	9	9	27	29
Net income	$40	$38	$30	$36	$41	$37	$34	$108	$112
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(1)	—	(2)	3	—	1	—	(3)	1
Income tax benefit	—	—	—	(1)	—	—	—	—	—
Core earnings	$39	$38	$28	$38	$41	$38	$34	$105	$113
Daily average Hartford Funds AUM	$119,738	$117,875	$112,210	$112,097	$119,897	$117,070	$117,301	$116,635	$118,098
Return on assets (bps, net of tax) [1]
Net income	13.3	12.9	10.9	12.6	13.6	12.6	11.9	12.4	12.7
Core earnings*	12.9	12.9	10.3	13.4	13.6	12.8	11.9	12.1	12.8
ROE
Net income available to common stockholders [2]	48.0%	49.7%	51.3%	54.2%	51.8%	47.9%	44.3%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses excluded from core earnings, before tax	—%	0.4%	0.7%	1.5%	0.4%	0.4%	—%
Income tax expense (benefit)	(0.3%)	(0.4%)	(0.4%)	(0.4%)	1.5%	1.5%	1.6%
Impact of AOCI, excluded from core earnings ROE	(0.6%)	(0.6%)	(0.4%)	(0.5%)	(0.4%)	(0.3%)	(0.2)%
Core earnings [2]	47.1%	49.1%	51.2%	54.8%	53.3%	49.5%	45.7%

[1]	Represents annualized earnings divided by daily average assets under management, as measured in basis points ("bps") which represents one hundredth of one percent.

[2]
Net income ROE and core earnings ROE assume a portion of debt and interest expense and preferred stock and preferred stock dividends accounted for within Corporate are allocated to Hartford Funds. For further information, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Equity Funds
Beginning balance	$68,474	$66,158	$56,986	$69,463	$66,285	$64,702	$63,740	$56,986	$63,740
Sales	3,003	3,761	4,358	3,749	3,672	3,452	4,175	11,122	11,299
Redemptions	(3,867)	(4,153)	(3,893)	(5,376)	(3,449)	(3,116)	(3,749)	(11,913)	(10,314)
Net flows	(864)	(392)	465	(1,627)	223	336	426	(791)	985
Change in market value and other	(611)	2,708	8,707	(10,850)	2,955	1,247	536	10,804	4,738
Ending balance	$66,999	$68,474	$66,158	$56,986	$69,463	$66,285	$64,702	$66,999	$69,463
Fixed Income Funds
Beginning balance	$15,569	$15,070	$14,467	$14,831	$14,556	$14,378	$14,401	$14,467	$14,401
Sales	1,420	1,274	1,314	1,222	946	1,119	1,002	4,008	3,067
Redemptions	(1,491)	(1,121)	(1,138)	(1,541)	(772)	(960)	(1,030)	(3,750)	(2,762)
Net flows	(71)	153	176	(319)	174	159	(28)	258	305
Change in market value and other	187	346	427	(45)	101	19	5	960	125
Ending balance	$15,685	$15,569	$15,070	$14,467	$14,831	$14,556	$14,378	$15,685	$14,831
Multi-Strategy Investments Funds [1]
Beginning balance	$20,095	$19,540	$18,233	$20,062	$19,894	$20,137	$20,469	$18,233	$20,469
Sales	776	672	640	622	558	681	1,000	2,088	2,239
Redemptions	(768)	(823)	(869)	(1,079)	(971)	(931)	(914)	(2,460)	(2,816)
Net flows	8	(151)	(229)	(457)	(413)	(250)	86	(372)	(577)
Change in market value and other	326	706	1,536	(1,372)	581	7	(418)	2,568	170
Ending balance	$20,429	$20,095	$19,540	$18,233	$20,062	$19,894	$20,137	$20,429	$20,062
Exchange-traded Products ("ETP") AUM
Beginning balance	$2,751	$2,457	$1,871	$1,177	$930	$666	$480	$1,871	$480
Net flows	127	285	462	721	261	228	194	874	683
Change in market value and other	(31)	9	124	(27)	(14)	36	(8)	102	14
Ending balance	$2,847	$2,751	$2,457	$1,871	$1,177	$930	$666	$2,847	$1,177
Mutual Fund and ETP AUM
Beginning balance	$106,889	$103,225	$91,557	$105,533	$101,665	$99,883	$99,090	$91,557	$99,090
Sales - mutual fund	5,199	5,707	6,312	5,593	5,176	5,252	6,177	17,218	16,605
Redemptions - mutual fund	(6,126)	(6,097)	(5,900)	(7,996)	(5,192)	(5,007)	(5,693)	(18,123)	(15,892)
Net flows - ETP	127	285	462	721	261	228	194	874	683
Net flows - mutual fund and ETP	(800)	(105)	874	(1,682)	245	473	678	(31)	1,396
Change in market value and other	(129)	3,769	10,794	(12,294)	3,623	1,309	115	14,434	5,047
Ending balance	105,960	106,889	103,225	91,557	105,533	101,665	99,883	105,960	105,533
Talcott Resolution life and annuity separate account AUM [2]	14,021	14,412	14,364	13,283	15,543	15,376	15,614	14,021	15,543
Hartford Funds AUM	$119,981	$121,301	$117,589	$104,840	$121,076	$117,041	$115,497	$119,981	$121,076

[1]	Includes balanced, allocation, and alternative investment products.

[2]	Represents AUM of the the life and annuity business sold in May 2018 that is still managed by the Company's Hartford Funds segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Fee income [1]	$14	$11	$13	$11	$15	$4	$2	$38	$21
Other revenue [2]	24	10	34	13	6	2	—	68	8
Net investment income	10	17	24	26	15	11	7	51	33
Net realized capital gains (losses)	1	7	13	(16)	4	1	4	21	9
Total revenues	49	45	84	34	40	18	13	178	71
Benefits, losses and loss adjustment expenses [3]	5	3	2	2	3	4	2	10	9
Insurance operating costs and other expenses	20	33	13	24	25	19	15	66	59
Loss on extinguishment of debt [4]	90	—	—	—	—	6	—	90	6
Interest expense	67	63	64	70	69	79	80	194	228
Total expenses	182	99	79	96	97	108	97	360	302
Income (loss) from continuing operations before income taxes	(133)	(54)	5	(62)	(57)	(90)	(84)	(182)	(231)
Income tax expense (benefit)	(34)	(11)	5	(50)	(17)	(8)	(20)	(40)	(45)
Loss from continuing operations, net of tax	(99)	(43)	—	(12)	(40)	(82)	(64)	(142)	(186)
Income from discontinued operations, net of tax [5]	—	—	—	—	5	148	169	—	322
Net income (loss)	(99)	(43)	—	(12)	(35)	66	105	(142)	136
Preferred stock dividends	11	—	5	6	—	—	—	16	—
Net income (loss) available to common stockholders	(110)	(43)	(5)	(18)	(35)	66	105	(158)	136
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	—	(8)	(13)	16	(4)	(2)	(4)	(21)	(10)
Loss on extinguishment of debt, before tax	90	—	—	—	—	6	—	90	6
Transaction costs, before tax [7]	1	15	—	—	—	—	—	16	—
Income tax expense (benefit) [6]	(18)	1	3	(44)	(1)	2	2	(14)	3
Income from discontinued operations, net of tax [5]	—	—	—	—	(5)	(148)	(169)	—	(322)
Core losses	$(37)	$(35)	$(15)	$(46)	$(45)	$(76)	$(66)	$(87)	$(187)

[1]	Beginning in June 2018, includes fee income from managing invested assets of the life and annuity business sold in May 2018.

[2]
For the three and nine months ended September 30, 2019, includes $14 and $45, respectively, of income before tax from the Company's retained 9.7% equity interest in the limited partnership that acquired the life and annuity business sold in May 2018.

[3]	Relates to run-off structured settlement and terminal funding agreement liabilities.

[4]
For the September 30, 2019 periods, amount relates to the redemptions of $265 of 5.75% senior notes that had been assumed in the Navigators Group acquisition and $800 of 5.125% senior notes of The Hartford Financial Services Group, Inc.

[5]	The three months ended June 30, 2018 and March 31, 2018, included a reduction in loss on sale of $151 and $62, respectively, related to the life and annuity business sold in May 2018.

[6]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

[7]	Related to transaction costs incurred in connection with the acquisition of Navigators Group that are included in insurance operating costs and other expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Net Investment Income
Fixed maturities [1]
Taxable	$306	$296	$284	$282	$269	$252	$238	$886	$759
Tax-exempt	86	90	97	100	101	106	111	273	318
Total fixed maturities	392	386	381	382	370	358	349	1,159	1,077
Equity securities	12	12	7	14	6	6	6	31	18
Mortgage loans	37	41	40	39	35	34	33	118	102
Limited partnerships and other alternative investments [2]	65	60	56	48	45	39	73	181	157
Other [3]	5	7	9	(7)	10	9	8	21	27
Subtotal	511	506	493	476	466	446	469	1,510	1,381
Investment expense	(21)	(18)	(23)	(19)	(22)	(18)	(18)	(62)	(58)
Total net investment income	$490	$488	$470	$457	$444	$428	$451	$1,448	$1,323
Annualized investment yield, before tax [4]	4.0%	4.2%	4.1%	4.0%	4.0%	3.9%	4.2%	4.1%	4.0%
Annualized limited partnerships and other alternative investment yield, before tax [4]	15.3%	13.9%	13.4%	11.6%	10.6%	9.5%	18.6%	14.7%	13.3%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	3.6%	3.8%	3.7%	3.7%	3.7%	3.7%	3.7%	3.7%	3.7%
Annualized investment yield, net of tax [4]	3.3%	3.4%	3.4%	3.3%	3.3%	3.3%	3.5%	3.4%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.0%	3.1%	3.1%	3.1%	3.1%	3.1%	3.0%	3.1%	3.1%
Average reinvestment rate [5]	3.1%	3.5%	4.1%	4.3%	4.0%	4.0%	3.8%	3.5%	4.0%
Average sales/maturities yield [6]	4.1%	4.0%	4.1%	4.0%	3.8%	3.7%	3.3%	4.0%	3.6%
Portfolio duration (in years) [7]	4.9	4.9	4.8	4.7	4.9	4.9	5.1	4.9	4.9

[1]	Includes income on short-term bonds.

[2]	Other alternative investments include an insurer-owned life insurance policy which is invested in hedge funds and other investments.

[3]	Includes income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term securities.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Net Investment Income
Fixed maturities [1]
Taxable	$218	$201	$182	$184	$178	$168	$163	$601	$509
Tax-exempt	65	68	73	76	77	79	82	206	238
Total fixed maturities	283	269	255	260	255	247	245	807	747
Equity securities	9	8	5	5	5	5	4	22	14
Mortgage loans	26	28	27	28	24	23	24	81	71
Limited partnerships and other alternative investments [2]	52	50	46	37	35	33	58	148	126
Other [3]	3	7	7	(8)	8	6	4	17	18
Subtotal	373	362	340	322	327	314	335	1,075	976
Investment expense	(15)	(14)	(17)	(14)	(16)	(13)	(13)	(46)	(42)
Total net investment income	$358	$348	$323	$308	$311	$301	$322	$1,029	$934
Annualized investment yield, before tax [4]	4.0%	4.2%	4.2%	4.0%	4.1%	4.0%	4.3%	4.2%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	14.6%	13.9%	13.0%	10.7%	9.8%	9.3%	17.0%	14.3%	12.4%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	3.6%	3.8%	3.8%	3.7%	3.8%	3.8%	3.7%	3.7%	3.7%
Annualized investment yield, net of tax [4]	3.3%	3.5%	3.6%	3.3%	3.4%	3.4%	3.5%	3.5%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.0%	3.2%	3.2%	3.0%	3.2%	3.2%	3.1%	3.1%	3.1%
Average reinvestment rate [5]	3.1%	3.5%	4.1%	4.4%	3.9%	4.0%	3.7%	3.5%	3.9%
Average sales/maturities yield [6]	4.1%	3.9%	4.1%	4.1%	3.8%	3.9%	3.7%	4.0%	3.8%
Portfolio duration (in years) [7]	4.8	4.8	4.9	4.9	4.9	4.9	4.9	4.8	4.9
Footnotes [1] through [7] are explained on page 25.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Net Investment Income
Fixed maturities [1]
Taxable	$81	$81	$81	$80	$77	$75	$70	$243	$222
Tax-exempt	20	20	22	22	23	25	27	62	75
Total fixed maturities	101	101	103	102	100	100	97	305	297
Equity securities	1	1	—	1	—	—	1	2	1
Mortgage loans	11	13	13	11	11	11	9	37	31
Limited partnerships and other alternative investments [2]	13	10	10	11	10	6	15	33	31
Other [3]	1	—	1	1	2	3	4	2	9
Subtotal	127	125	127	126	123	120	126	379	369
Investment expense	(6)	(4)	(6)	(5)	(6)	(5)	(5)	(16)	(16)
Total net investment income	$121	$121	$121	$121	$117	$115	$121	$363	$353
Annualized investment yield, before tax [4]	4.2%	4.2%	4.2%	4.2%	4.1%	4.1%	4.3%	4.2%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	19.0%	14.0%	15.6%	17.2%	15.4%	10.6%	28.3%	16.9%	18.8%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	3.8%	3.9%	3.9%	3.9%	3.9%	3.9%	3.8%	3.9%	3.9%
Annualized investment yield, net of tax [4]	3.4%	3.4%	3.4%	3.4%	3.4%	3.4%	3.5%	3.4%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.1%	3.2%	3.2%	3.2%	3.2%	3.3%	3.2%	3.2%	3.2%
Average reinvestment rate [5]	3.4%	3.8%	4.0%	4.3%	4.1%	4.2%	3.9%	3.7%	4.1%
Average sales/maturities yield [6]	4.3%	4.2%	4.0%	3.9%	3.6%	3.8%	3.0%	4.2%	3.4%
Portfolio duration (in years) [7]	6.0	5.9	5.8	5.7	6.1	6.0	6.1	6.0	6.1
Footnotes [1] through [7] are explained on page 25.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
Net Investment Income by Segment	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Net Investment Income
Commercial Lines	$291	$281	$259	$247	$250	$242	$258	$831	$750
Personal Lines	46	46	42	39	39	37	40	134	116
P&C Other Operations	21	21	22	22	22	22	24	64	68
Total Property & Casualty	$358	$348	$323	$308	$311	$301	$322	$1,029	$934
Group Benefits	121	121	121	121	117	115	121	363	353
Hartford Funds	1	2	2	2	1	1	1	5	3
Corporate	10	17	24	26	15	11	7	51	33
Total net investment income by segment	$490	$488	$470	$457	$444	$428	$451	$1,448	$1,323

	THREE MONTHS ENDED							NINE MONTHS ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Total Property & Casualty	$52	$50	$46	$37	$35	$33	$58	$148	$126
Group Benefits	13	10	10	11	10	6	15	33	31
Total net investment income from limited partnerships and other alternative investments [1]	$65	$60	$56	$48	$45	$39	$73	$181	$157

[1]	Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Net Realized Capital Gains (Losses)
Gross gains on sales	$77	$69	$44	$23	$26	$46	$19	$190	$91
Gross losses on sales	(4)	(19)	(21)	(43)	(41)	(31)	(57)	(44)	(129)
Equity securities [1]	19	30	132	(136)	46	26	16	181	88
Net impairment losses	(1)	—	(2)	—	(1)	—	—	(3)	(1)
Valuation allowances on mortgage loans	—	1	—	—	—	—	—	1	—
Transactional foreign currency revaluation	—	—	—	—	—	—	1	—	1
Non-qualifying foreign currency derivatives	2	(1)	1	1	1	4	(3)	2	2
Other net gains (losses) [2] [3]	(4)	—	9	(17)	7	7	(6)	5	8
Total net realized capital gains (losses)	89	80	163	(172)	38	52	(30)	332	60
Net realized capital gains, included in core earnings, before tax	(1)	(1)	(3)	(3)	(1)	(2)	—	(5)	(3)
Total net realized capital gains (losses) excluded from core earnings, before tax	88	79	160	(175)	37	50	(30)	327	57
Income tax benefit (expense) related to net realized capital gains (losses) excluded from core earnings	(18)	(18)	(34)	38	(8)	(10)	5	(70)	(13)
Total net realized capital gains (losses) excluded from core earnings	$70	$61	$126	$(137)	$29	$40	$(25)	$257	$44

[1]	Includes all changes in fair value and trading gains and losses for equity securities.

[2]	Includes changes in value of non-qualifying derivatives, including credit derivatives and interest rate derivatives used to manage duration.

[3]	Includes periodic net coupon settlements on credit derivatives which are included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Sept 30 2019		Jun 30 2019		Mar 31 2019		Dec 31 2018		Sept 30 2018
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent	Amount	Percent
Total investments	$52,577	100.0%	$50,769	100.0%	$47,895	100.0%	$46,790	100.0%	$46,134	100.0%
Asset-backed securities	$1,337	3.1%	$1,029	2.5%	$968	2.6%	$1,276	3.6%	$1,191	3.3%
Collateralized loan obligations	2,158	5.1%	1,925	4.7%	1,438	3.9%	1,437	4.0%	1,326	3.7%
Commercial mortgage-backed securities	4,254	10.1%	3,905	9.5%	3,568	9.7%	3,552	9.9%	3,657	10.2%
Corporate	17,801	42.0%	16,748	40.7%	14,403	39.1%	13,398	37.6%	13,492	37.3%
Foreign government/government agencies	1,117	2.6%	1,072	2.6%	882	2.4%	847	2.4%	952	2.6%
Municipal [2]	9,895	23.4%	10,278	25.0%	10,346	28.1%	10,346	29.1%	10,602	29.3%
Residential mortgage-backed securities	4,732	11.1%	4,566	11.0%	3,548	9.7%	3,279	9.2%	3,118	8.5%
U.S. Treasuries	1,095	2.6%	1,643	4.0%	1,666	4.5%	1,517	4.2%	1,828	5.1%
Total fixed maturities, available-for-sale	$42,389	100.0%	$41,166	100.0%	$36,819	100.0%	$35,652	100.0%	$36,166	100.0%
U.S. government/government agencies	$5,588	13.2%	$5,714	13.9%	$4,847	13.2%	$4,430	12.4%	$4,735	13.1%
AAA	6,360	15.0%	6,214	15.1%	6,160	16.7%	6,440	18.1%	6,379	17.6%
AA	8,202	19.4%	7,890	19.1%	7,016	19.0%	6,985	19.6%	7,085	19.6%
A	10,894	25.7%	10,552	25.6%	8,871	24.1%	8,370	23.5%	8,543	23.6%
BBB	9,850	23.2%	9,246	22.5%	8,530	23.2%	8,163	22.9%	8,232	22.8%
BB	994	2.3%	1,076	2.6%	926	2.5%	794	2.2%	721	2.0%
B	463	1.1%	445	1.1%	429	1.2%	448	1.2%	446	1.2%
CCC	29	0.1%	27	0.1%	29	0.1%	21	0.1%	23	0.1%
CC & below	9	—%	2	—%	11	—%	1	—%	2	—%
Total fixed maturities, available-for-sale	$42,389	100.0%	$41,166	100.0%	$36,819	100.0%	$35,652	100.0%	$36,166	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

[2]	Primarily comprised of $7.3 billion in Property & Casualty, $2.4 billion in Group Benefits, and $0.2 billion in Corporate as of September 30, 2019.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
SEPTEMBER 30, 2019

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$4,312	$4,472	8.5%
Technology and communications	2,710	2,912	5.5%
Consumer non-cyclical	2,522	2,650	5.0%
Utilities	2,120	2,263	4.3%
Energy [1]	1,525	1,609	3.1%
Capital goods	1,498	1,567	3.0%
Consumer cyclical	1,253	1,308	2.5%
Transportation	789	833	1.6%
Basic industry	700	734	1.4%
Other	852	867	1.6%
Total	$18,281	$19,215	36.5%
Top Ten Exposures by Issuer [2]
New York State Dormitory Authority	$248	$263	0.5%
Wells Fargo & Company	228	234	0.4%
New York City Transitional Finance Authority	210	220	0.4%
IBM Corporation	198	213	0.4%
Commonwealth of Massachusetts	196	211	0.4%
Comcast Corporation	183	204	0.4%
Apple Inc.	187	204	0.4%
Bank of America Corporation	184	196	0.4%
Massachusetts St. Development Finance Agency	182	195	0.4%
Morgan Stanley	175	186	0.3%
Total	$1,991	$2,126	4.0%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exchange-traded mutual funds, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock and accident and health reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 90% of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category discontinued operations related to the life and annuity business sold in May 2018, reserves for run-off structured settlement and terminal funding agreement liabilities, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, purchase accounting adjustments related to goodwill and other expenses not allocated to the reporting segments. Corporate also includes investment management fees and expenses related to managing third party business, including management of the invested assets of Talcott Resolution Life, Inc. and its subsidiaries ("Talcott Resolution"). Talcott Resolution is the new holding company of the life and annuity business that we sold in May 2018. In addition, Corporate includes a 9.7% ownership interest in the legal entity that acquired the life and annuity business sold.
Certain operating and statistical measures for P&C standard commercial lines (small commercial and middle market lines within middle & large commercial) and for Personal Lines have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, redemptions, net flows, account value, policies in-force, new business, premium retention, policy count retention and renewal earned and written price increases. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period. Renewal earned price increases represent the portions of the prior and current period renewal written price increases that have been earned based on the period of time the underlying renewal policies have been in effect. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consists of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and transaction costs associated with an acquired business.The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
The Company, along with others in the insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and transaction costs associated with an acquired business) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in earnings or losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines catastrophes.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the underlying performance of the Company’s businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, any deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain, integration and transaction costs in connection with an acquired business, loss on extinguishment of debt, gains and losses on reinsurance transactions, change in loss reserves upon acquisition of a business, income tax benefit from reduction in deferred income tax valuation allowance, and results of discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain are excluded from core earnings given that these reinsurance agreements economically transfer risk to the reinsurers and including the benefit from retroactive reinsurance in core earnings provides greater insight into the economics of the business. Core earnings are net of preferred stock dividends declared since they are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding. Results from discontinued operations are excluded from core earnings for businesses held for sale because such results could obscure trends in our ongoing businesses that are valuable to our investors' ability to assess the Company's financial performance. Net income (loss), net income (loss) available to common stockholders and income from continuing operations, net of tax, available to common stockholders (during periods when the Company reports significant discontinued operations) are the most directly comparable U.S. GAAP measures to core earnings. Income from continuing operations, net of tax, available to common stockholders is net income (loss) available to common stockholders, excluding the income (loss) from discontinued operations, net of tax. Core earnings should not be considered as a substitute for net income (loss), net income (loss) available to common stockholders or income (loss) from continuing operations, net of tax, available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, income (loss) from continuing operations, net of tax, available to common stockholders and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share, both basic and diluted, is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share (defined as "net income (loss) per share") and income (loss) from continuing operations, net of tax, available to common stockholders per share are the most directly comparable U.S. GAAP measures. Core earnings per share should not be considered as a substitute for net income (loss) per share or income (loss) from continuing operations, net of tax, available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) per share, income (loss) from continuing operations, net of tax, available to common stockholders per share and core earnings per share when reviewing our performance.
BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Net Income available to common stockholders per share	1.45	1.03	1.74	0.53	1.20	1.62	1.67	4.21	4.50
Income from discontinued operations, after tax	—	—	—	—	0.01	0.41	0.47	—	0.90
Income from continuing operations, net of tax, available to common stockholders	1.45	1.03	1.74	0.53	1.19	1.21	1.20	4.21	3.60
Adjustments made to reconcile income from continuing operations, net of tax, available to common stockholders to core earnings per share:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.24)	(0.22)	(0.44)	0.49	(0.10)	(0.14)	0.08	(0.91)	(0.16)
Loss on extinguishment of debt, before tax	0.25	—	—	—	—	0.02	—	0.25	0.02
Loss on reinsurance transactions, before tax	—	0.25	—	—	—	—	—	0.25	—
Integration and transaction costs associated with an acquired business, before tax	0.08	0.09	0.03	0.03	0.03	0.03	0.03	0.19	0.10
Change in loss reserves upon acquisition of a business, before tax	—	0.27	—	—	—	—	—	0.27	—
Income tax expense (benefit) on items excluded from core earnings	(0.02)	(0.08)	0.08	(0.26)	0.05	0.03	(0.02)	0.01	0.05
Core earnings per share	1.52	1.34	1.41	0.79	1.17	1.15	1.29	4.27	3.61

DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Net Income available to common stockholders per diluted share	1.43	1.02	1.71	0.52	1.19	1.60	1.64	$4.17	$4.42
Income from discontinued operations, after tax	—	—	—	—	0.02	0.41	0.46	—	0.88
Income from continuing operations, net of tax, available to common stockholders	1.43	1.02	1.71	0.52	1.17	1.19	1.18	$4.17	$3.54
Adjustments made to reconcile income from continuing operations, net of tax, available to common stockholders to core earnings per diluted share:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.24)	(0.22)	(0.44)	0.48	(0.10)	(0.14)	0.08	(0.90)	(0.16)
Loss on extinguishment of debt, before tax	0.25	—	—	—	—	0.02	—	0.25	0.02
Loss on reinsurance transactions, before tax	—	0.25	—	—	—	—	—	0.25	—
Integration and transaction costs associated with an acquired business, before tax	0.08	0.08	0.03	0.03	0.03	0.03	0.03	0.19	0.10
Change in loss reserves upon acquisition of a business, before tax	—	0.27	—	—	—	—	—	0.27	—
Income tax expense (benefit) on items excluded from core earnings	(0.02)	(0.07)	0.09	(0.25)	0.05	0.03	(0.02)	(0.01)	0.05
Core earnings per diluted share	1.50	1.33	1.39	0.78	1.15	1.13	1.27	$4.22	$3.55
Book value per diluted share is a U.S. GAAP financial measure that represents a per share assessment of the value of a company's equity. It is calculated by dividing (a) common stockholders' equity by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share to enable investors to assess the value of the Company’s equity. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). Net income (loss) ROE is calculated by dividing (a) net income (loss) available to common stockholders for the prior four fiscal quarters by (b) average common stockholders' equity, including AOCI. Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. Net income (loss) available to common stockholders' ROE ("Net income (loss) ROE") is the most directly comparable U.S. GAAP measure. ROEs at the segment level and for consolidated, represent a levered view of ROE with debt financing and related interest expense attributed to the businesses consistent with the overall average debt to capitalization ratios of the consolidated entity. Similarly, in this levered view of ROE, preferred stock and related preferred dividends are attributed to the businesses. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides investors with return on equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above.
A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Net income (loss) ROE	12.0%	11.8%	13.5%	13.7%	(14.0%)	(15.4%)	(19.3)%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized capital losses (gains), excluded from core earnings, before tax	(1.1%)	(0.7%)	(0.5%)	0.9%	(0.8%)	(0.7%)	(0.7)%
Loss on extinguishment of debt, before tax	0.6%	—%	—%	—%	—%	—%	—%
Loss on reinsurance transaction, before tax	0.6%	0.7%	—%	—%	—%	—%	—%
Pension settlement, before tax	—%	—%	—%	—%	—%	—%	5.0%
Integration and transaction costs associated with an acquired business, before tax	0.6%	0.5%	0.3%	0.4%	0.3%	0.3%	0.2%
Changes in loss reserves upon acquisition of a business, before tax	0.7%	0.7%	—%	—%	—%	—%	—%
Income tax expense (benefit) on items not included in core earnings	(0.7%)	(0.5%)	(0.3%)	(0.6%)	6.1%	6.1%	4.3%
Loss (income) from discontinued operations, net of tax	—%	—%	(1.1%)	(2.5%)	18.8%	18.4%	18.4%
Impact of AOCI, excluded from denominator of core earnings ROE	(0.4%)	(0.8%)	(0.4%)	(0.3%)	(0.1%)	(0.3%)	(0.1)%
Core earnings ROE	12.3%	11.7%	11.5%	11.6%	10.3%	8.4%	7.8%

The Company evaluates profitability of the individual P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses and policyholder dividends. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss) represents underwriting gain (loss) before current accident year catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of net income (loss) to underlying underwriting gain (loss) for individual reporting segments is set forth below.
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Net income	$448	$264	$482	$59	$349	$383	$404	$1,194	$1,136
Adjustments to reconcile net income to underlying underwriting gain (loss):
Net investment income	(358)	(348)	(323)	(308)	(311)	(301)	(322)	(1,029)	(934)
Net realized capital losses (gains)	(73)	(66)	(143)	132	(37)	(50)	9	(282)	(78)
Net servicing and other expense (income)	14	2	(2)	1	(7)	(3)	(5)	14	(15)
Loss on reinsurance transaction	—	91	—	—	—	—	—	91	—
Income tax expense (benefit)	106	60	107	(10)	76	83	92	273	251
Underwriting gain (loss)	137	3	121	(126)	70	112	178	261	360
Current accident year catastrophes	106	138	104	361	169	188	103	348	460
Prior accident year development	(47)	35	(11)	(28)	(60)	(47)	(32)	(23)	(139)
Current accident year change in loss reserves upon acquisition of a business	—	29	—	—	—	—	—	29	—
Underlying underwriting gain	$196	$205	$214	$207	$179	$253	$249	$615	$681

COMMERCIAL LINES

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Net income	$336	$191	$363	$253	$289	$372	$298	$890	$959
Adjustments to reconcile net income to underlying underwriting gain (loss):
Net servicing loss (income)	(2)	(2)	1	(2)	1	(1)	—	(3)	—
Net investment income	(291)	(281)	(259)	(247)	(250)	(242)	(258)	(831)	(750)
Net realized capital losses (gains)	(60)	(54)	(115)	106	(29)	(42)	8	(229)	(63)
Other expense (income)	20	6	1	3	(2)	3	(2)	27	(1)
Loss on reinsurance transaction	—	91	—	—	—	—	—	91	—
Income tax expense	79	44	79	55	61	83	68	202	212
Underwriting gain (loss)	82	(5)	70	168	70	173	114	147	357
Current accident year catastrophes	74	90	70	37	95	74	69	234	238
Prior accident year development	(19)	22	(10)	(55)	(53)	(73)	(19)	(7)	(145)
Current accident year change in loss reserves upon acquisition of a business	—	29	—	—	—	—	—	29	—
Underlying underwriting gain	$137	$136	$130	$150	$112	$174	$164	$403	$450

PERSONAL LINES

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Net income (loss)	$94	$62	$96	$(178)	$51	$6	$89	$252	$146
Adjustments to reconcile net income (loss) to underlying underwriting gain (loss):
Net servicing income	(4)	(4)	(3)	(3)	(5)	(4)	(4)	(11)	(13)
Net investment income	(46)	(46)	(42)	(39)	(39)	(37)	(40)	(134)	(116)
Net realized capital losses (gains)	(9)	(8)	(19)	17	(5)	(5)	—	(36)	(10)
Other expense (income)	—	2	(1)	2	(1)	(1)	1	1	(1)
Income tax expense (benefit)	23	14	23	(52)	13	(1)	21	60	33
Underwriting gain (loss)	58	20	54	(253)	14	(42)	67	132	39
Current accident year catastrophes	32	48	34	324	74	114	34	114	222
Prior accident year development	(28)	4	(1)	(11)	(18)	10	(13)	(25)	(21)
Underlying underwriting gain	$62	$72	$87	$60	$70	$82	$88	$221	$240
Underlying combined ratio is a non-GAAP financial measure that represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses, prior accident year loss and loss adjustment expense reserve development and change in loss reserves upon acquisition of a business. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 9, 12 and 16, respectively.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing (a) core earnings by (b) revenues excluding buyouts and realized gains (losses). Net income margin is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Net income margin	9.6%	7.3%	7.7%	7.5%	5.1%	6.3%	3.6%	8.2%	5.0%
Adjustments to reconcile net income margin to core earnings margin:
Net realized capital losses (gains) excluded from core earnings, before tax	(0.9)%	(0.4)%	(0.3)%	1.4%	0.2%	—%	1.7%	(0.5)%	0.6%
Integration and transaction costs associated with acquired business, before tax	0.6%	0.7%	0.6%	0.7%	0.8%	0.8%	0.8%	0.6%	0.8%
Income tax benefit	0.1%	(0.1)%	—%	(0.7)%	0.6%	(0.2)%	(0.5)%	—%	—%
Core earnings margin	9.4%	7.5%	8.0%	8.9%	6.7%	6.9%	5.6%	8.3%	6.4%
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Hartford Funds segment performance. ROA, core earnings is calculated by dividing (a) core earnings by (b) a daily average AUM.

Net investment income, excluding limited partnerships and other alternative investments is the amount of net investment income earned from invested assets excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Net investment income is the most directly comparable GAAP measure.
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Total net investment income	$490	$488	$470	$457	$444	$428	$451	$1,448	$1,323
Limited partnerships and other alternative investments ("Limited Partnerships")	(65)	(60)	(56)	(48)	(45)	(39)	(73)	(181)	(157)
Net investment income excluding limited partnerships and other alternative investments	$425	$428	$414	$409	$399	$389	$378	$1,267	$1,166

PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Total net investment income	$358	$348	$323	$308	$311	$301	$322	$1,029	$934
Limited partnerships and other alternative investments	(52)	(50)	(46)	(37)	(35)	(33)	(58)	(148)	(126)
Net investment income excluding limited partnerships and other alternative investments	$306	$298	$277	$271	$276	$268	$264	$881	$808

GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Total net investment income	$121	$121	$121	$121	$117	$115	$121	$363	$353
Limited partnerships and other alternative investments	(13)	(10)	(10)	(11)	(10)	(6)	(15)	(33)	(31)
Net investment income excluding limited partnerships and other alternative investments	$108	$111	$111	$110	$107	$109	$106	$330	$322

Annualized investment yield, excluding limited partnerships and other alternative investments, is the annualized net investment income excluding limited partnerships and other alternative investments divided by the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnership and other alternative invested assets. The company believes that annualized net investment income, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure.
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Annualized investment yield	4.0%	4.2%	4.1%	4.0%	4.0%	3.9%	4.2%	4.1%	4.0%
Limited partnerships and other alternative investments	(0.4)%	(0.4)%	(0.4)%	(0.3)%	(0.3)%	(0.2)%	(0.5)%	(0.4)%	(0.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.6%	3.8%	3.7%	3.7%	3.7%	3.7%	3.7%	3.7%	3.7%

PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Annualized investment yield	4.0%	4.2%	4.2%	4.0%	4.1%	4.0%	4.3%	4.2%	4.1%
Limited partnerships and other alternative investments	(0.4)%	(0.4)%	(0.4)%	(0.3)%	(0.3)%	(0.2)%	(0.6)%	(0.5)%	(0.4)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.6%	3.8%	3.8%	3.7%	3.8%	3.8%	3.7%	3.7%	3.7%

GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Sept 30 2019	Sept 30 2018
Annualized investment yield	4.2%	4.2%	4.2%	4.2%	4.1%	4.1%	4.3%	4.2%	4.2%
Limited partnerships and other alternative investments	(0.4)%	(0.3)%	(0.3)%	(0.3)%	(0.2)%	(0.2)%	(0.5)%	(0.3)%	(0.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.8%	3.9%	3.9%	3.9%	3.9%	3.9%	3.8%	3.9%	3.9%